Exhibit 10.1

GRAPHIC PACKAGING INTERNATIONAL, INC.,

THE SEVERAL LENDERS
FROM TIME TO TIME PARTIES HERETO,

JPMORGAN CHASE BANK, N.A.,
as administrative agent

and

J.P. MORGAN SECURITIES INC.,
as sole lead arranger and sole bookrunner

SECOND AMENDMENT TO THE CREDIT AGREEMENT

October 17, 2005

SECOND AMENDMENT, dated as of October 17, 2005 (this “Second Amendment”), to the Credit Agreement, dated as of August 8, 2003, as amended, supplemented or otherwise modified prior to the date hereof (the “Credit Agreement”), among GRAPHIC PACKAGING INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A. (formerly known as JPMORGAN CHASE BANK), as administrative agent, for the Lenders thereunder (in such capacity, the “Administrative Agent”), and the other Agents parties thereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement as more fully described herein; and

WHEREAS, the Lenders and the Administrative Agent are willing to agree to such amendment, but only upon the terms and subject to the conditions set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.               Defined Terms.  Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

2.               Amendments to Subsection 1.1.

(a)          The definition of “Applicable Margin” contained in subsection 1.1 of the Credit Agreement is hereby amended by replacing clause (3)(y) therein as follows:

(y)         the Applicable Margin in respect of the Term Loans shall be 1.50% per annum, in the case of ABR Loans, and 2.50% per annum, in the case of Eurodollar Loans, provided that, at any time that (and for so long as) the Borrower’s Indebtedness under this Agreement is rated less than B+ by S&P or less than B1 by Moody’s, then the foregoing percentages in this clause (y) shall each be increased by 0.25% (it being understood that the foregoing shall not limit the rights of the Administrative Agent and the Lenders set forth in Section 9).

(b)         The definition of “Pricing Grid” contained in subsection 1.1 of the Credit Agreement is hereby amended by adding the following proviso after the table in clause (b) therein:

provided that, at any time that (and for so long as) the Borrower’s Indebtedness under this Agreement is rated less than B+ by S&P or less than B1 by Moody’s, then each of the foregoing Applicable Margins set forth in clause (b) above shall be increased by 0.25%.

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3.               Amendment to Subsection 4.4(a).  Subsection 4.4(a) of the Credit Agreement is hereby amended by deleting the words “first anniversary” from the first proviso thereto and substituting in lieu thereof the words “second anniversary”.

4.               Amendment to Subsection 8.1.  Subsection 8.1 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

8.1.                Financial Condition Covenants.

(a)          Consolidated Leverage Ratio.  Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of Holding ending during any test period set forth below to exceed the ratio set forth below opposite such test period below:

Test Period	Consolidated Leverage Ratio

October 1, 2003 – December 30, 2004	6.40 to 1.00
December 31, 2004 – September 29, 2005	6.15 to 1.00
September 30, 2005 – March 30, 2007	6.75 to 1.00
March 31, 2007 – December 30, 2007	6.50 to 1.00
December 31, 2007 – December 30, 2008	6.00 to 1.00
December 31, 2008 – March 30, 2009	5.50 to 1.00
March 31, 2009 and thereafter	4.50 to 1.00

(b)         Maintenance of Consolidated Interest Expense Ratio.  Permit, for any period of four consecutive fiscal quarters of Holding ending during any test period set forth below, the Consolidated Interest Expense Ratio at the last day of such consecutive fiscal quarter period, to be less than the ratio set forth opposite such test period below:

Test Period	Consolidated Interest Expense Ratio

October 1, 2003 – December 30, 2004	2.00 to 1.00
December 31, 2004 – September 29, 2005	2.25 to 1.00
September 30, 2005 – December 30, 2007	1.75 to 1.00
December 31, 2007 – December 30, 2008	1.85 to 1.00
December 31, 2008 – March 30, 2009	2.00 to 1.00
March 31, 2009 and thereafter	2.90 to 1.00

5.               Conditions to Effectiveness of this Second Amendment.  This Second Amendment shall become effective upon the date (the “Second Amendment Effective Date”) when the following conditions are satisfied:

(a)          the Administrative Agent shall have received (i) counterparts of this Second Amendment, duly executed and delivered by the Borrower and the Administrative Agent, (ii)

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executed Lender Addenda, or facsimile transmissions thereof, substantially in the form of Exhibit A hereto (each, a “Lender Addendum”), from the Required Lenders under the Credit Agreement, (iii) an executed Acknowledgment and Confirmation, substantially in the form of Exhibit B hereto, from an authorized officer of each Loan Party (other than the Borrower) and (iv) all fees required to be paid on or before the Second Amendment Effective Date, and all expenses required to be paid on or before the Second Amendment Effective Date for which invoices have been presented; and

(b)         the Borrower shall have paid to the Administrative Agent, on behalf of each Lender which shall have executed and delivered a Lender Addendum to counsel of the Administrative Agent by 5:00 p.m. (New York City time) on October 12, 2005, an amendment fee in an amount equal to 0.25% of the sum of each such Lender’s Revolving Credit Commitment and Term Loans then outstanding.

6.               Representations and Warranties.

(a)          No Default.  No Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date after giving effect to the transactions contemplated herein.

(b)         Representations and Warranties.  Each of the representations and warranties made by the Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Second Amendment Effective Date (after giving effect hereto) as if made on and as of such date, except to the extent such representations and warranties expressly relate to a particular date, in which case such representations and warranties were true and correct in all material respects as of such date

7.               Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

8.               Continuing Effect of the Credit Agreement.  This Second Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the Loan Parties that would require an amendment, waiver or consent of the Lenders or Administrative Agent.  Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.  Any reference to the “Credit Agreement” in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Second Amendment.

9.               Counterparts.  This Second Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

10.         Severability.  Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such

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prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.         Integration.  This Second Amendment and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

12.         GOVERNING LAW.  THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

GRAPHIC PACKAGING INTERNATIONAL, INC.

By:	/s/ Daniel J. Blount
Name: Daniel J. Blount
Title: Senior Vice President and CFO

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By:	/s/ Peter S. Predun
Name: Peter S. Predun
Title: Vice President

Graphic Packaging Second Amendment Signature Page

EXHIBIT A

[FORM OF]

LENDER ADDENDUM

The undersigned Lender (i) agrees to all of the provisions of the Second Amendment, dated as of October 17, 2005, to the Credit Agreement, dated as of August 8, 2003, as amended, supplemented or otherwise modified prior to the date hereof, among Graphic Packaging International, Inc., a Delaware corporation, the several banks and other financial institutions parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder (the “Administrative Agent”), and the other Agents parties thereto and (ii) consents to the execution of such Second Amendment by the Administrative Agent.

(Name of Lender)

By:
Name:
Title:

Dated as of October 17, 2005

EXHIBIT B

FORM OF

ACKNOWLEDGMENT AND CONFIRMATION

1.                                       Reference is made to Second Amendment, dated as of October 17, 2005 (the “Second Amendment”), to the Credit Agreement, dated as of August 8, 2003, as amended, supplemented or otherwise modified prior to the date hereof (the “Credit Agreement”), among Graphic Packaging International, Inc., a Delaware corporation, the several banks and other financial institutions parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”), and the other Agents parties thereto.  Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

2.                                       Each of the parties hereto hereby (a) consents to the transactions contemplated by the Second Amendment and (b) agrees that such party’s obligations under the Guarantee and Collateral Agreement shall remain in full force and effect after giving effect to the Second Amendment.

3.                                      THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.                                       This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

GRAPHIC PACKAGING CORPORATION

By:
Name:
Title:

GPI HOLDING, INC.

By:
Name:
Title:

GRAPHIC PACKAGING INTERNATIONAL, INC.

By:
Name:
Title:

RIVERWOOD INTERNATIONAL MACHINERY, INC.

By:
Name:
Title:

SLEVIN SOUTH COMPANY

By:
Name:
Title:

GOLDEN TECHNOLOGIES COMPANY, INC.

By:
Name:
Title:

GOLDEN EQUITIES, INC.

By:
Name:
Title:

LAUENER ENGINEERING LIMITED

By:
Name
Title: